Prospectus Supplement -- Nov. 19, 2003*

Fund Name                                                     Prospectus Form #
AXP(R) Focused Growth Fund (May 30, 2003)                     S-6003-99 E
AXP(R) Growth Dimensions Fund (Sept. 29, 2003)                S-6004-99 F

The Funds' Directors have approved in principle the merger of each of the Funds into AXP New Dimensions(R) Fund, a Fund that seeks to provide shareholders with long-term growth of capital by investing primarily in common stocks showing potential for significant growth. Unlike AXP(R) Focused Growth Fund, AXP(R) New Dimensions Fund does not focus its investment in a core group of 20 to 50 stocks.

For more information about AXP(R) New Dimensions Fund, please call (800) 862-7919 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the Funds' Directors and approval by shareholders of the Funds at a shareholder meeting expected to be held within approximately the next six months. It is anticipated that AXP(R) Focused Growth Fund and AXP(R) Growth Dimensions Fund will be closed to new investors during the second quarter of 2004.

Effective immediately, for AXP(R) Focused Growth Fund, the section titled "Investment Manager" is revised to read as follows:

Gordon Fines, Vice President and Senior Portfolio Manager
o    Managed the Fund since 2003.
o    Leads the Growth Team.
o    Joined AEFC in 1981.
o    Began investment career in 1967.
o    Undergraduate in History, Northwestern University.


S-6003-23 A (11/03)
* Valid until further notice